Exhibit 10.18
SECOND AMENDMENT OF
LOAN AGREEMENT
     THIS SECOND AMENDMENT OF LOAN AGREEMENT (“Amendment”) is made this 4th day of April, 2006 among Summit Hotel Properties, LLC, a South Dakota limited liability company (“Borrower”), First National Bank of Omaha, a national banking association (“First National”) as a Lender, Administrative Agent and Collateral Agent for the Lenders, M & I Marshall & Ilsley Bank, a national banking association (“M & I”), Bank Midwest, N.A. (“Bank Midwest”), Crawford County Trust & Savings, a state banking association (“Crawford”), Quad City Bank & Trust Co., a state banking association (“Quad City”), Bremer Bank, National Association, a national banking association (“Bremer”) and Bankers Trust Company, N.A. (“Bankers Trust”), and amends that certain Loan Agreement dated June 24, 2005 among Borrower, First National, M & I and Bank Midwest (“Loan Agreement”).
     WHEREAS, pursuant to the Loan Agreement and the other Loan Documents, First National, M & I and Bank Midwest extended the Loans to Borrower more fully described in the Loan Agreement;
     WHEREAS, pursuant to that certain First Amendment of Loan Agreement dated November 30, 2005, Crawford, Quad City and Bremer were added as Lenders under the Loan Agreement in the amount of their respective Commitments;
     WHEREAS, Borrower desires to add Bankers Trust as a Lender under the Loan Agreement, and Bankers Trust has approved the Loans and desires to be added as a Lender under the Loan Agreement in the amount of its Commitment; and
     WHEREAS, the parties hereto agree to amend the Loan Agreement as provided for in this Amendment.
     NOW, THEREFORE, in consideration of the amendments to the Loan Agreement provided for below, the mutual covenants herein and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties agree to amend the Loan Agreement as follows:
     1. Capitalized terms used herein shall have the meaning given to such terms in the Loan Agreement, unless specifically defined herein.
     2. The definition of the term “Lenders” in the opening paragraph of the Loan Agreement is hereby amended to mean, collectively, First National, M & I, Bank Midwest, Crawford, Quad City, Bremer and Bankers Trust. Bankers Trust hereby acknowledges, accepts and agrees to the terms and provisions of the Loan Agreement and the other Loan Documents, including, but not limited to the provisions of Article IX of the Loan Agreement, and agrees to perform its obligations as a Lender thereunder as if it were an original party to the Loan Agreement. Bankers Trust hereby acknowledges receipt of a copy of the Loan Agreement and the other Loan Documents. Borrower hereby approves Bankers Trust as a Lender and approves Bankers Trust’s Commitment, and agrees to pay the fees provided for in Section 1.11 of the Loan Agreement with respect to the addition of Bankers Trust as a new Lender in the amount of Bankers Trust’s Commitment as provided for in such Section.

     3. Schedule 1.1 of the Loan Agreement entitled “Commitments” is hereby deleted in its entirety from the Loan Agreement, and the Schedule 1.1 attached to this Amendment and incorporated herein by reference shall be inserted in lieu thereof.
     4. Except as modified and amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and affirmed by Borrower. To the extent necessary, the other Loan Documents are hereby amended to be consistent with the terms of this Amendment.
     5. Borrower certifies and reaffirms by its execution hereof that the representations and warranties set forth in the Loan Agreement and the other Loan Documents are true as of this date, and that no Event of Default under the Loan Agreement or any other Loan Document, and no event which, with the giving of notices or passage of time or both, would become such an Event of Default, has occurred as of execution hereof.
[SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment on the date first written above.

FIRST NATIONAL BANK OF OMAHA

/s/ Marc. T. Wisdom

By:	Marc T. Wisdom
Title:	Second Vice President

SUMMIT HOTEL PROPERTIES, LLC, a South Dakota limited liability company, by its Company Manager, THE SUMMIT GROUP, INC.

By:	/s/ Kerry W. Boekelheide
Kerry W. Boekelheide, President

SCHEDULE 1.1
(Commitments)

First National Bank of Omaha	$5,000,000.00

M & I Marshall & Ilsley Bank	$10,000,000.00

Bank Midwest, N.A.	$15,000,000.00

Crawford County Trust & Savings	$5,000,000.00

Quad City Bank & Trust Co.	$5,000,000.00

Bremer Bank, National Association	$5,000,000.00

Bankers Trust Company, N.A.	$5,000,000.00

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